Household Consumer Loan Trust, Series 1997-2 Deposit Trust Calculations
Previous Due Period Ending	May 31, 2001
Current Due Period Ending	Jun 30, 2001
Prior Distribution Date	Jun 14, 2001
Distribution Date	Jul 13, 2001

Beginning Trust Principal Receivables	3,692,146,073.32
Average Principal Receivables	3,691,820,267.91
FC&A Collections (Includes Recoveries)	60,376,255.15
Principal Collections	101,493,603.46
Additional Balances	41,198,972.33
Net Principal Collections	60,294,631.13
Defaulted Amount	23,252,725.30
Miscellaneous Payments	0.00
Principal Recoveries	2,520,571.00

Beginning Participation Invested Amount	407,047,584.86
Beginning Participation Unpaid Principal Balance	407,047,584.85
Ending Participation Invested Amount	397,835,936.62
Ending Participation Unpaid Principal Balance	397,835,936.61

Accelerated Amortization Date	Oct 31, 2002
Is it the Accelerated Amortization Period? 0=No	0

OC Balance as % of Ending Participation Invested Amount (3 month average)	8.521%
Is it Early Amortization? (No, if 3 month OC Average >or=4.25%) 0=NO, 1=YES	0

Investor Finance Charges and Administrative Collections
Numerator for Floating Allocation	407,047,584.86
Numerator for Fixed Allocation	416,204,074.50
Denominator - Max(Sum of Numerators, Principal Receivables)	3,691,820,267.91
Applicable Allocation Percentage	11.0257%
Investor FC&A Collections	6,656,881.17

Series Participation Interest Default Amount
Numerator for Floating Allocation	407,047,584.86
Denominator - Max(Sum of Numerators, Principal Receivables)	3,691,820,267.91
Floating Allocation Percentage	11.0257%
Series Participation Interest Default Amount	2,563,766.65

Principal Allocation Components
Numerator for Floating Allocation	407,047,584.86
Numerator for Fixed Allocation	416,204,074.50
Denominator - Max(Sum of Numerators, Principal Receivables)	3,691,820,267.91

Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through Rate, [Max(b,c)]	5.5000%
(b) Prime Rate minus 1.50%	5.5000%
(c) Rate Sufficient to Cover Interest, Yield and Accelerated Principal Pmt Amount	4.4742%
(d) Series Participation Interest Unpaid Principal Balance	407,047,584.85
(e) Actual days in the Interest Period	29
Series Participation Monthly Interest, [a*d*e]	1,803,446.94

Series Participation Interest Interest Shortfall	0.00
Previous Series Participation Interest Interest Shortfall	0.00

Additional Interest	0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]	9,211,648.24

(a) Investor Principal Collections, [Max(b,h) or e]	6,647,881.59
(b) prior to Accelerated Amort. Date or not Early Amort. Period, [c*d]	6,647,881.59
(c) Floating Allocation Percentage	11.0257%
(d) Net Principal Collections	60,294,631.13
(e) after Accelerated Amort Date or Early Amort Period, [f*g]	11,442,066.04
(f) Fixed Allocation Percentage	11.2737%
(g) Collections of Principal	101,493,603.46

(h) Minimum Principal Amount, [Min(i,l)]	6,391,280.22
(i) Floating Allocation Percentage of Principal Collections	11,190,340.58
(j) 2.5% or 2.2% of the Series Participation Interest Invested Amount	8,955,046.87
(k) Series Participation Interest Net Default Payment Amount	2,563,766.65
(l) the excess of (j) over (k)	6,391,280.22

(m) Series Participation Interest Net Default Payment Amount	2,563,766.65

(n) Optional Repurchase Amount (principal only) at Sec. 9	0.00

Application of Investor Finance Charges and Admin Collections
Investor Finance Charges and Admin. Collections [Sec. 4.11(a)]	6,656,881.17
Series Servicing Fee paid if HFC is not the Servicer [Sec. 4.11(a)(i)]	0.00
plus any unpaid Series Servicing Fee of other than HFC	0.00
Series Participation Interest Monthly Interest [Sec. 4.11(a)(ii)]	1,803,446.94
Series Participation Interest Interest Shorfall [Sec. 4.11(a)(ii)]	0.00
Additional Interest [Sec. 4.11(a)(ii)]	0.00
Series Participation Interest Default Amount [Sec. 4.11(a)(iii)]	2,563,766.65
Reimbursed Series Participation Interest Charge-Offs [Sec. 4.11(a)(iv)]	0.00
Servicing Fee Paid [Sec. 4.11(a)(v)]	678,412.64
Excess [Sec. 4.11(a)(vi)]	1,611,254.94

Series Participation Investor Charge Off [Sec. 4.12(a)]	0.00

Seller's Interest	1,707,620,051.10